                                                                EXHIBIT NO. 24.1


                                  POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Burt D. Ensley, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Phytotech, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, no par value ("Common Stock") and warrants of the Company to purchase shares of Common Stock ("Warrants"), to be offered and sold by the Company and shares of Common Stock issuable upon exercise of certain of the Company's warrants held by certain warrantholders, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock and Warrants, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of April, 1998.





                                        /s/ Philip J. Whitcome
                                        ----------------------------------------
                                        Name:   Philip J. Whitcome
                                        Title:  Director

                                                                EXHIBIT NO. 24.1


                                  POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Burt D. Ensley, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Phytotech, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, no par value ("Common Stock") and warrants of the Company to purchase shares of Common Stock ("Warrants"), to be offered and sold by the Company and shares of Common Stock issuable upon exercise of certain of the Company's warrants held by certain warrantholders, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock and Warrants, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of April, 1998.





                                        /s/ Laura Meagher
                                        ----------------------------------------
                                        Name:   Laura Meagher
                                        Title:  Director

                                                                EXHIBIT NO. 24.1


                                  POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Burt D. Ensley, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Phytotech, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, no par value ("Common Stock") and warrants of the Company to purchase shares of Common Stock ("Warrants"), to be offered and sold by the Company and shares of Common Stock issuable upon exercise of certain of the Company's warrants held by certain warrantholders, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock and Warrants, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of April, 1998.





                                        /s/ Ilya Raskin
                                        ----------------------------------------
                                        Name:   Ilya Raskin
                                        Title:  Director

                                                                EXHIBIT NO. 24.1


                                  POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Burt D. Ensley, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Phytotech, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, no par value ("Common Stock") and warrants of the Company to purchase shares of Common Stock ("Warrants"), to be offered and sold by the Company and shares of Common Stock issuable upon exercise of certain of the Company's warrants held by certain warrantholders, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock and Warrants, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of April, 1998.





                                        /s/ Abraham H. Nechemie
                                        ----------------------------------------
                                        Name:   Abraham H. Nechemie
                                        Title:  Director

                                                                EXHIBIT NO. 24.1


                                  POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Burt D. Ensley, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Phytotech, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, no par value ("Common Stock") and warrants of the Company to purchase shares of Common Stock ("Warrants"), to be offered and sold by the Company and shares of Common Stock issuable upon exercise of certain of the Company's warrants held by certain warrantholders, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock and Warrants, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of April, 1998.





                                        /s/ Schneur Z. Genack
                                        ----------------------------------------
                                        Name:   Schneur Z. Genack
                                        Title:  Director